FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS Y
	PTRNX	PTRBX	PTRGX	PZARX	PTRKX	PYTRX

Putnam Absolute Return 300 Fund

Summary prospectus
2|28|10

A world of investing.™

Putnam INVESTMENTS

Putnam Absolute
Return 300 Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 2/28/10, are incorporated by reference into this summary prospectus.

Goal

Putnam Absolute Return 300 Fund seeks to earn a positive total return that exceeds the rate of inflation by 300 basis points (or 3.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares beginning on page 38 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

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Shareholder fees (fees paid directly from your investment)

		Maximum deferred
		sales charge (load)
	Maximum sales	(as a percentage of
	charge (load)	original purchase
	imposed on purchases	price or redemption	Redemption fee (as
	(as a percentage of	proceeds, whichever	a percentage of total
Share class	offering price)	is lower)	redemption proceeds)
Class A	3.25%	NONE*	1.00%
Class B	NONE	3.00%**	1.00%
Class C	NONE	1.00%	1.00%
Class M	2.00%	NONE*	1.00%
Class R	NONE	NONE	1.00%
Class Y	NONE	NONE	1.00%

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

		Distribution		Acquired fund	Total annual
	Management	and service		operating	fund operating
Share class	fees***	(12b-1) fees	Other expenses	expenses	expenses****
Class A	0.58%	0.25%	0.36%	0.01%	1.20%
Class B	0.58%	0.85%	0.36%	0.01%	1.80%
Class C	0.58%	1.00%	0.36%	0.01%	1.95%
Class M	0.58%	0.40%	0.36%	0.01%	1.35%
Class R	0.58%	0.50%	0.36%	0.01%	1.45%
Class Y	0.58%	N/A	0.36%	0.01%	0.95%

* A deferred sales charge of 1.00% on class A shares and of 0.40% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

** This charge is phased out over four years.

*** Management fees are subject to a performance adjustment, as described in Who oversees and manages the funds in the fund’s prospectus.

**** Reflects projected expenses under a new management contract effective 2/1/2010 and a new expense arrangement, which gives effect to changes in the allocation of certain expenses among the Putnam funds.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

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Share class	1 year	3 years	5 years	10 years
Class A	$443	$694	$963	$1,732
Class B	$483	$766	$975	$1,958
Class B (no redemption)	$183	$566	$975	$1,958
Class C	$298	$612	$1,052	$2,275
Class C (no redemption)	$198	$612	$1,052	$2,275
Class M	$335	$619	$925	$1,791
Class R	$148	$459	$792	$1,735
Class Y	$97	$303	$525	$1,166

Portfolio turnover

The fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the fiscal period ended October 31, 2009 was 39%.

Investments, risks, and performance

Investments

The fund is designed to pursue consistent absolute returns with relatively low volatility and limited market risk through a broadly diversified portfolio reflecting uncorrelated fixed income strategies designed to exploit market inefficiencies across global markets and fixed income sectors. These strategies include (a) sovereign: obligations of governments in developed and emerging markets; (b) credit: investment grade debt, high yield debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit; and (c) securitized: mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized mortgage obligations. We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes. Accordingly, derivatives may be used to obtain or enhance exposure to the fixed income sectors and strategies mentioned above, and to hedge against risk.

Putnam Absolute Return 300 Fund has a higher risk and return profile than Putnam Absolute Return 100 Fund as a result of increased exposure to the fixed income sectors and strategies mentioned above. Another distinction between the funds from time to time may be a higher cash position in Putnam Absolute Return 100 Fund.

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Risks

It is important to understand that you can lose money by investing in the fund.

Our allocation of assets among fixed income sectors may hurt performance. The prices of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. The risks associated with bond investments include interest rate risk, which means the prices of the fund’s investments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuers of the fund’s investments may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (“junk bonds”). Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. International investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Those risks are increased for investments in emerging markets. Our use of derivatives may increase these risks by, for example, increasing investment exposure or, in the case of many over-the-counter derivatives, by being illiquid because of the potential inability to terminate or sell derivative positions.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor profile

The fund is one of four Putnam Absolute Return Funds designed for investors seeking positive total return in excess of inflation by a targeted amount (100, 300, 500 or 700 basis points) on an annualized basis over a reasonable period of time regardless of market conditions. Because the fund seeks performance over a reasonable period of time, investors should be willing to wait out short-term market fluctuations and should generally have an investment horizon of at least three years or more. The fund may be suitable for you if you are considering a moderate bond fund.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund and why a long-term investment horizon is important. The bar chart does not reflect the impact of sales charges. If it did,

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performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Average annual total returns after sales charges
(for periods ending 12/31/09)

Share class	1 year	Since inception (12/23/08)
Class A before taxes	4.68%	4.60%
Class A after taxes on distributions	4.33%	4.25%
Class A after taxes on distributions
and sale of fund shares	3.04%	3.71%
Class B before taxes	4.54%	4.45%
Class C before taxes	6.41%	7.26%
Class M before taxes	5.90%	5.79%
Class R before taxes	7.87%	7.73%
Class Y before taxes	8.44%	8.28%
BofA Merrill Lynch U.S. Treasury Bill
Index (no deduction for fees, expenses
or taxes)	0.29%	0.29%

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-deferred arrangement.

Class B share performance does not assume conversion to class A shares.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Rob A. Bloemker, Head of Fixed Income, portfolio manager of fund since 2008

Carl Bell, Team Leader of Structured Credit, portfolio manager of fund since 2008

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D. William Kohli, Team Leader of Portfolio Construction and Global Strategies, portfolio manager of fund since 2008

Kevin F. Murphy, Team Leader of High Grade Credit and Emerging Markets Debt, portfolio manager of fund since 2008

Michael V. Salm, Team Leader of Liquid Markets, portfolio manager of fund since 2008

Paul D. Scanlon, Team Leader of U.S. High Yield, portfolio manager of fund since 2008

Raman Srivastava, Team Leader of Portfolio Construction, portfolio manager of fund since 2008

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund normally distributes any net investment income and any net realized capital gains annually. These distributions will be taxed as ordinary income or as capital gains, unless the shares are held through a qualified retirement plan.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s Web site for more information.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

NP109 260118 2/10 Putnam Retail Management